UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10575

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2013

Date of reporting period: July 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

Alliance California Municipal Income Fund

Portfolio of Investments

July 31, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value
MUNICIPAL OBLIGATIONS - 164.7%
Long-Term Municipal Bonds - 164.7%
California - 153.9%
Assn Bay Area Govt CA Non-prof (Bijou Woods Apts)
Series 2001A
5.30%, 12/01/31	$2,735	$2,735,137
Banning CA Util Auth Wtr
Series 05
5.25%, 11/01/30	1,850	1,965,126
Beaumont CA Fing Auth
AMBAC Series C
5.00%, 9/01/26	755	729,655
Bellflower CA Redev Agy MFHR (Bellflower Terrace Apts)
Series 2002A
5.50%, 6/01/35	2,970	2,976,831
California Dept Wtr Res Pwr
Series 2010L
5.00%, 5/01/22	3,430	3,949,473
California Econ Recovery (California Econ Rec Spl Tax)
Series 2009A
5.25%, 7/01/21	1,465	1,708,512
California Ed Fac Auth (California Lutheran Univ)
Series 04C
5.00%, 10/01/24	1,125	1,130,321
California Ed Fac Auth (Pepperdine University)
5.00%, 9/01/27	1,125	1,229,558
California Ed Fac Auth (Univ of The Pacific)
5.00%, 11/01/21	260	271,453
California GO
5.25%, 8/01/13 (Pre-refunded/ETM)	105	105,000
5.25%, 2/01/24	365	365,869
5.30%, 4/01/14 (Pre-refunded/ETM)	1,000	1,033,460
California Hlth Fac Fin Auth (Cottage Healthcare Sys)
NPFGC Series 2003B
5.00%, 11/01/23	2,770	2,782,604
California Poll Cntl Fin Auth (Poseidon Resources LP)
5.00%, 7/01/37	3,450	3,196,011
California Pub Wks Brd (CA Lease Richmond Lab)
XLCA Series 2005B
5.00%, 11/01/30	3,500	3,600,520
California Pub Wks Brd (Univ of California Lease)
Series 2011G
5.25%, 12/01/26	6,000	6,752,100
California Statewide CDA (Bentley School)
Zero Coupon, 7/01/50	810	24,470
Series 2010A
7.00%, 7/01/40	2,625	2,813,475

	Principal Amount (000)	U.S. $ Value
Clovis CA USD GO
Series 2012A
5.00%, 8/01/28	$4,470	$4,701,233
Coast CA CCD GO
AGM
5.00%, 8/01/23-8/21/24 (a)	6,000	6,759,900
Fontana CA CFD #22 (Fontana CA CFD #22 Sierra Hills South)
Series 04
5.85%, 9/01/25	2,000	2,014,340
Fullerton CA Redev Agy
RADIAN
5.00%, 4/01/21	2,050	2,101,435
Grossmont-Cuyamaca CCD CA GO
AGC
5.00%, 8/01/22-8/01/23 (a)	6,000	6,685,235
La Quinta CA Fin Auth (La Quinta CA Local Agy Pool)
AMBAC Series 04A
5.25%, 9/01/24	3,000	3,085,410
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium)
5.00%, 11/01/27	3,500	3,658,340
Los Angeles CA CCD GO
Series 2008F-1
5.00%, 8/01/28	4,200	4,586,526
Los Angeles CA Cmnty Redev Agy (Los Angeles CA CRA Grand Ctrl)
AMBAC Series 2002A
5.375%, 12/01/26	6,635	6,636,924
Los Angeles CA Dept Arpts (Los Angeles Intl Airport)
5.00%, 5/15/26	1,500	1,615,875
Series 2009A
5.25%, 5/15/29	1,700	1,858,032
Series 2010A
5.00%, 5/15/27	1,440	1,624,795
Los Angeles CA Harbor Dept
Series 2009C
5.00%, 8/01/26	5,550	6,084,187
Los Angeles CA Wstwtr Sys
Series 2010A
5.00%, 6/01/26	8,000	8,676,800
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax)
5.00%, 7/01/25	6,700	7,555,322
Mt. Diablo CA USD GO
Series 2012B-2
5.00%, 7/01/27	3,500	3,727,535
Norco CA Redev Agy (Norco CA Redev Agy Proj #1)
Series 2010
5.875%, 3/01/32	420	442,033
6.00%, 3/01/36	325	350,773
Port of Oakland CA
Series 2012P
5.00%, 5/01/29	5,375	5,412,410

	Principal Amount (000)	U.S. $ Value
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas)
Series 2010A
5.75%, 9/01/24-9/01/25	$530	$579,735
6.00%, 9/01/30	370	404,691
Riverside CA CCD GO
NPFGC Series 2007C
5.00%, 8/01/25	455	495,581
Riverside Cnty CA Trnsp Comm Sales Tax
Series 2013A
5.25%, 6/01/32	2,000	2,157,440
Salinas Vly CA Solid Wst
AMBAC Series 02
5.25%, 8/01/31	3,930	3,935,148
San Diego CA Pub Fac Fin Auth (San Diego CA Lease)
Series 2010A
5.10%, 9/01/29	2,360	2,446,329
San Diego CA USD GO
NPFGC Series 04E-1
5.00%, 7/01/23-7/01/24	2,000	2,088,280
San Diego Cnty CA Regl Trnsp Commn
Series 2012A
5.00%, 4/01/26-4/01/28	8,115	8,878,074
San Diego Cnty CA Wtr Auth
AGM Series 2008A-COPS
5.00%, 5/01/25	3,140	3,418,235
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax)
Series 2012A
5.00%, 7/01/29-7/01/32	6,855	7,393,907
San Francisco City/Cnty CA Pub Util Wtr
Series 2012C
5.00%, 11/01/26	7,650	8,380,422
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&p Pwr)
5.25%, 7/01/25	4,000	4,556,640
Series 2010 PJ-1
5.00%, 7/01/27	2,525	2,730,030
Stockton CA USD
5.00%, 7/01/26-7/01/28	3,840	3,968,978
Torrance CA COP (Torrance CA COP Pub Impt)
AMBAC Series 2004A
5.00%, 6/01/24	2,275	2,306,577
AMBAC Series 2005B
5.00%, 6/01/24	665	674,390
Turlock CA IRR Dist
5.50%, 1/01/41	2,200	2,281,048
Upper Santa Clara VY CA JT Pwr
Series 2011A
5.00%, 8/01/23	3,385	3,806,432
Westlands CA Wtr Dist Rev
AGM Series 2012A
5.00%, 9/01/29-9/01/34	3,000	3,058,610

		178,507,227

	Principal Amount (000)	U.S. $ Value
Guam - 1.7%
Guam Power Auth
Series 2012A
5.00%, 10/01/34	$2,000	$1,929,020

Nevada - 1.8%
Henderson NV LID # T-14
AGM Series A
5.00%, 3/01/18	1,980	2,104,898

Ohio - 0.3%
Columbiana Cnty Port Auth OH (Apex Environmental LLC)
Series 2004A
7.125%, 8/01/25 (b)	500	388,835

Puerto Rico - 7.0%
Puerto Rico GO
Series 2001A
5.50%, 7/01/19	500	510,315
Series 2004A
5.25%, 7/01/19	900	902,394
Series 2006A
5.25%, 7/01/22	500	481,605
Puerto Rico Govt Dev Bank
Series 2006B
5.00%, 12/01/15	500	516,675
Puerto Rico Pub Bldgs Auth (Puerto Rico GO)
Series 2007N
5.50%, 7/01/22	700	691,726
Puerto Rico Sales Tax Fin Corp.
Series 2011A
5.00%, 8/01/43	6,000	5,039,580

		8,142,295

Total Municipal Obligations (cost $192,523,090)		191,072,275

	Shares
SHORT-TERM INVESTMENTS - 2.9%
Investment Companies - 2.9%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.09% (c) (cost $3,360,146)	3,360,146	3,360,146

Total Investments - 167.6% (cost $195,883,236) (d)		194,432,421
Other assets less liabilities - (5.0)%		(5,902,472)
Preferred Shares at liquidation value - (62.6)%		(72,550,000)

Net Assets Applicable to Common Shareholders - 100.0% (e)		$115,979,949

INTEREST RATE SWAPS

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$2,300	10/21/16	SIFMA	*	4.129%	$265,898

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.
(b)	Illiquid security.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(d)	As of July 31, 2013, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $4,858,402 and gross unrealized depreciation of investments was $(6,309,217), resulting in net unrealized depreciation of $(1,450,815).
(e)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of July 31, 2013, the Fund held 40.4% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal
AMBAC	-	Ambac Assurance Corporation
CCD	-	Community College District
CDA	-	Community Development Authority
CFD	-	Community Facilities District
COP	-	Certificate of Participation
CRA	-	Community Redevelopment Agency
GO	-	General Obligation
LID	-	Local Improvement District
MFHR	-	Multi-Family Housing Revenue
MTA	-	Metropolitan Transportation Authority
NPFGC	-	National Public Finance Guarantee Corporation
RADIAN	-	Radian Asset Assurance Inc.
XLCA	-	XL Capital Assurance Inc.

Alliance California Municipal Income Fund

July 31, 2013 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$185,101,500		$5,970,775		$191,072,275
Short-Term Investments		3,360,146		– 0	–	– 0	–	3,360,146

Total Investments in Securities		3,360,146		185,101,500		5,970,775		194,432,421
Other Financial Instruments* :
Assets:
Interest Rate Swaps		– 0	–	265,898		– 0	–	265,898
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$3,360,146		$185,367,398		$5,970,775		$194,698,319

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Interest Rate Swaps		Total
Balance as of 10/31/12	$6,421,651		$334,398		$6,756,049
Accrued discounts/(premiums)	100,883		– 0	–	100,883
Realized gain (loss)	(458,932)		– 0	–	(458,932)
Change in unrealized appreciation/depreciation	205,726		– 0	–	205,726
Purchases	– 0	–	– 0	–	– 0	–

Sales	(298,553)			– 0	–	(298,553)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(334,398)		(334,398)

Balance as of 7/31/13+	$5,970,775		$	– 0	–	$5,970,775

Net change in unrealized appreciation/depreciation from Investments held as of 7/31/13	$205,726		$	– 0	–	$205,726

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at July 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 7/31/13	Valuation Technique	Unobservable Input	Range/Weighted Average
Long-Term Municipal Bonds	$5,970,775	Third Party Vendor	Evaluated Quotes	$3.02 - $117.18/
				$101.37

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

3 (a) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance California Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	September 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	September 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	September 23, 2013